For Immediate Release	Contact: Mark Trinske
Director of Investor, Public &
Government Relations
Affinia Group Inc.
(734) 827-5412

AFFINIA GROUP TO CONSOLIDATE CHASSIS PRODUCTS

MANUFACTURING AND PACKAGING

Mishawaka, Indiana Operations Moving to Oklahoma City Facility

ANN ARBOR, MICHIGAN, October 5, 2007 – Affinia Group Inc. is closing its chassis products manufacturing and packaging facility in Mishawaka, Indiana. Production and packaging will be consolidated into its Oklahoma City facility. The distribution of the product will continue out of the McHenry, IL master distribution center. The transition will begin immediately and is expected to be complete by mid-2008.

“The consolidation of the Mishawaka chassis manufacturing and packaging into Oklahoma City is another important step in Affinia’s transformation plan. The competitive landscape is constantly changing, and like many companies we continue to evaluate every aspect of our business to adapt to current market conditions,” said John R. Washbish, President of Affinia’s Under Vehicle Group.

“This closure in no way reflects on the talents or dedication of the 192 hard-working people of Mishawaka. We deeply regret the impact on the lives of our employees and their families. We will work closely with them and provide all the help we can, including the option of transfers to Oklahoma City, as well as local placement and career assistance wherever possible,” said Washbish.

Affinia Group Inc. is a global leader in the on and off highway replacement products and service industry. In North America the Affinia family of brands includes WIX® filters; Raybestos® brand brakes and AIMCO® brake products, and McQuay-Norris® and Spicer® Chassis parts. South American and European brands include Nakata®, Filtron®, Urba® and Quinton Hazell®. For more information, visit www.affiniagroup.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report includes ‘‘forward-looking statements’’ within the meaning of Section 27A of the Securities Act of 1933, as amended (the ‘‘Securities Act’’) and Section 21E of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). These forward-looking statements may include comments concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical. When used in this report, the words ‘‘estimates,’’ ‘‘expects,’’ ‘‘anticipates,’’ ‘‘projects,’’ ‘‘plans,’’ ‘‘intends,’’ ‘‘believes,’’ ‘‘forecasts,’’ or future or conditional verbs, such as ‘‘will,’’ ‘‘should,’’ ‘‘could’’ or ‘‘may,’’ and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there is no assurance that these expectations, beliefs and projections will be achieved. With respect to all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and other important factors include, among others: our substantial leverage; limitations on flexibility in operating our business contained in our debt agreements; pricing and import pressures; the shift in demand from premium to economy products; our dependence on our largest customers; changing distribution channels; increasing costs for manufactured components, raw materials, crude oil and energy prices; our ability to achieve cost savings from our restructuring; the consolidation of distributors; risks associated with our non-U.S. operations; product liability and customer warranty and recall claims; changes to environmental and automotive safety regulations; changes to anti-dumping rates; risk of impairment to intangibles and goodwill; risk of a successful refinancing if required; non-performance by, or insolvency of, our suppliers or our customers; the threat of work stoppages and other labor disputes; challenges to our intellectual property portfolio; and our exposure to product liability and other liabilities for which Dana Corporation retained responsibility due to its Chapter 11 filing. Additionally, there may be other factors that could cause our actual results to differ materially from the forward-looking statements.

###